UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  December 8, 2017

DIGITAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K is being filed solely to disclose the closing date of the transaction described below.

Item 1.01     Entry into a Material Definitive Agreement.

On December 5, 2017, Digital Power Corporation, a California corporation (the “Company”), entered into an exchange agreement (the “Agreement”) with several accredited investors (each, an “Investor” and collectively, the “Investor”), pursuant to which the Company issued to each of the Investors, (a) shares of its common stock, no par value (the “Conversion Shares”), and (b) a warrant (the “Warrant”) to purchase shares of the Company’s common stock (the “Warrant Shares”), in exchange for cancellation of outstanding debt owed to the Investors by Microphase Corporation, an indirect majority owned subsidiary of the Company, in the amount of $690,000. Pursuant to the terms of the Agreement, the Investors were entitled to 10% interest payable on the debt until August 31, 2017 and an additional premium of 25%, resulting in an aggregate amount of debt of $896,939 (the “Debt”). The number of Conversion Shares issuable to each Investor was derived by dividing the individual’s portion of the Debt by the 10-day trailing volume-weighted average price ending on August 4, 2017, resulting in the issuance of an aggregate of 1,523,852 Conversion Shares. Each Investor was entitled to receive a Warrant to purchase that number of Warrant Shares equal to 25% of the Conversion Shares the Investor was issued. Each Warrant is exercisable for $1.10 per share, carries a term of three years, is exercisable on a cashless basis and contains standard anti-dilution provisions. The Agreement provides for registration rights under the Securities Act of 1933, as amended for the Conversion Shares and the Warrant Shares.

The Company and the Investors consummated the closing of the Agreement (the “Closing”) on December 13, 2017. The Company and the Investors entered into the Agreement pursuant to an understanding reached on August 31, 2017.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing descriptions of the Exchange Agreement and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Warrant*
10.1	Form of Exchange Agreement*

Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Power Corporation

Dated: December 15, 2017	/s/ Amos Kohn
Amos Kohn Chief Executive Officer

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